Exhibit 23.1
                                                               ------------

                    CONSENT OF INDEPENDENT ACCOUNTANTS
                    ----------------------------------

We hereby consent to the incorporation by reference in Registration Statements No. 333-30972, 333-54017, 333-33555 and 333-29725 on Forms S-8
and Post-Effective Amendment No. 1 to Registration Statement No. 333-94691 on Form S-3 of CommScope, Inc. of our report dated August 31, 2001 relating to the financial statements of Lucent Fiber Optic Cable, which appears in the Current Report on Form 8-K/A of CommScope, Inc. dated December 26, 2001.





PricewaterhouseCoopers LLP

Atlanta, Georgia
December 21, 2001